UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 13, 2016

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 13, 2016, Cree, Inc. (“Cree” or the “Company”) and Cree Sweden AB, a wholly-owned subsidiary of the Company (together with the Company, the “Sellers”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Infineon Technologies AG, a stock corporation (Aktiengesellschaft) organized under the laws of the Federal Republic of Germany (“Infineon” or the “Buyer”). The transaction, which was approved by both Cree’s Board of Directors and Infineon’s Supervisory Board, is expected to close by the end of calendar year 2016, subject to customary closing conditions and governmental approvals.

Pursuant to the Purchase Agreement, the Sellers and certain affiliates of the Sellers will sell to Buyer, and Buyer will (i) purchase from the Sellers, (a) certain manufacturing facilities and equipment, inventory, intellectual property rights, contracts, and real estate of the Sellers and certain affiliates of the Sellers comprising the Sellers’ power and radio-frequency (“RF”) business and certain related portions of its silicon carbide (“SiC”) materials and gemstones business and (b) all of the issued and outstanding equity interests of Cree Fayetteville, Inc, a wholly-owned subsidiary of the Company (collectively, the “Power and RF Business”); and (ii) assume certain liabilities related to the Power and RF Business (collectively (i) and (ii), the “Transaction”). The Company will retain certain liabilities associated with the Power and RF Business arising prior to the closing of the Transaction. Infineon is expected to hire most of Cree’s approximately 600 Wolfspeed employees either at the closing of the transaction or following a transition period.

The purchase price for the Power and RF Business will be $850 million in cash, which is subject to certain adjustments. In connection with the Transaction, the Company and Buyer will also enter into certain ancillary and related agreements, including (i) an Intellectual Property Assignment and License Agreement, which will assign to Buyer certain intellectual property owned by the Company and license to Buyer certain additional intellectual property owned by the Company, (ii) a Transition Services Agreement, which is designed to ensure a smooth transition of the Power and RF Business to Buyer, and (iii) a Wafer Supply Agreement, pursuant to which the Company will supply Buyer with silicon carbide wafers and silicon carbide boules for a transitional period of time.

The Purchase Agreement contains customary representations, warranties and covenants, including covenants to cooperate in seeking regulatory approvals, as well as the Company’s agreement to not compete with the Power and RF Business for five (5) years following the closing of the Transaction and to indemnify the Buyer for certain damages that the Buyer may suffer following the closing of the Transaction.

The obligation of the Buyer to purchase the Power and RF Business is subject to the satisfaction or waiver of a number of conditions set forth in the Purchase Agreement, including regulatory approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and certain similar non-US regulations, the approval of the Committee on Foreign Investment in the United States and other customary closing conditions. The Purchase Agreement provides for customary termination rights of the parties and also provides that in the event the Purchase Agreement is terminated for certain specified regulatory-related circumstances, the Buyer may be required to pay the Company a termination fee ranging from $12.5 million to $42.5 million.

Item 2.02	Results of Operations and Financial Condition

On July 14, 2016, the Company issued a press release announcing preliminary estimated financial results for the Company’s fourth fiscal quarter ended June 26, 2016. The press release is attached as Exhibit 99.1 and incorporated into this report by reference.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. Furthermore, the information in Item 2.02 of this report shall not be deemed incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure

On July 14, 2016, the Company issued a press release announcing the execution of the Purchase Agreement. The press release is furnished as Exhibit 99.1 and incorporated by reference into Item 7.01 of this report.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. Furthermore, the information in Item 7.01 of this report shall not be deemed incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated July 14, 2016

Cautionary Statements Regarding Forward Looking Statements

This report contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause actual results to differ materially from those indicated. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “believe,” “project,” “may,” “will,” “anticipate,” “target,” “plan,” “estimate,” “expect” and “intend” and other similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed transaction or the anticipated benefits thereof, including future financial and operating results. Actual results may differ materially due to a number of factors, such as the possibility that the closing of the Transaction may be delayed or may not occur; the ability to obtain regulatory approval or the possibility that such regulatory approval may result in the imposition of conditions that could require the parties to abandon the Transaction; the risk that one or more conditions to closing may not be satisfied; the possibility that anticipated benefits of the Transaction will not be realized; potential business uncertainty, including changes to existing business relationships, during the pendency before closing that could affect the Company’s financial performance; and other factors discussed in the Company’s filings with the Commission, including its Annual Report on Form 10-K for the year ended June 28, 2015 and subsequent filings. Any forward-looking statements included in this report are as of the date made and the Company does not intend to update them if its views later change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ Michael E. McDevitt
Michael E. McDevitt
Executive Vice President and Chief Financial Officer

Date: July 14, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated July 14, 2016